EXECUTION COPY

AMENDMENT NO. 2

Dated as of November 8, 2011

to

CREDIT AGREEMENT

Dated as of June 1, 2010

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of November 8, 2011 by and among Measurement Specialties, Inc., a New Jersey corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Credit Agreement dated as of June 1, 2010 by and among the Borrower, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.           Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)           The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to amend and restate in their entirety the pricing grid appearing therein and clause (iii) thereof, in each case to read as follows:

	Leverage Ratio:	Eurocurrency Spread	ABR Spread	Commitment Fee Rate
Category 1:	< 1.00 to 1.00	1.25%	0.25%	0.25%
Category 2:	> 1.00 to 1.00 but < 2.00 to 1.00	1.50%	0.50%	0.30%
Category 3:	> 2.00 to 1.00 but < 2.75 to 1.00	1.75%	0.75%	0.35%
Category 4:	> 2.75 to 1.00	2.00%	1.00%	0.375%

(iii)           notwithstanding the foregoing, Category 2 shall be deemed to be applicable until the Administrative Agent’s receipt of the applicable Financials for the Borrower’s first fiscal quarter ending after the Amendment No. 2 Effective Date (unless such Financials demonstrate that Category 3 or 4 should have been applicable during such period, in which case such other Category shall be deemed to be applicable during such period) and adjustments to the Category then in effect shall thereafter be effected in accordance with the preceding paragraphs.

(b)           The definition of “Capital Expenditures” appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP, but shall expressly exclude all expenditures and commitments to expend money for any purchases and other acquisitions made in connection with (i) the facilities being constructed in Toulouse, France in an aggregate total amount of up to $11,000,000 through the Borrower’s fiscal year ending March 31, 2013 and (ii) the facilities being constructed in Chengdu, China in an aggregate total amount of up to $6,000,000 through the Borrower’s fiscal year ending March 31, 2013.

(c)           The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the date “June 1, 2014” appearing therein and to replace such date with the date “November 8, 2016”.

(d)           Section 1.01 of the Credit Agreement is amended to add the following definition thereto:

“Amendment No. 2 Effective Date” means November 8, 2011.

(e)           Section 2.20 of the Credit Agreement is amended to delete the reference to “$50,000,000” appearing therein and to replace such reference with a reference to “$75,000,000”.

(f)           Schedule 6.01 to the Credit Agreement is hereby restated in its entirety as set forth on Annex A hereto.

2.           Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors, (iii) the Administrative Agent shall have received such instruments and documents as the Administrative Agent shall reasonably request, including a written opinion of the Borrower’s counsel, DLA Piper LLP (US), in form and substance reasonably acceptable to the Administrative Agent, and (iv) shall have received all fees and other amounts due and payable on or prior to the Amendment No. 2 Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment and under the Loan Documents.

3.           Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)           This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

4.           Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.           Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.           Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MEASUREMENT SPECIALTIES, INC.,
as the Borrower

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

CREDIT INDUSTRIEL ET COMMERCIAL,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 2 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.

ANNEX A

Schedule 6.01

[To be provided by the Borrower and include a single update for the existing $10MM private placement that matures prior to the new Maturity Date]

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to Credit Agreement with respect to that certain Credit Agreement dated as of June 1, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Measurement Specialties, Inc., a New Jersey corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent, which Amendment No. 2 to Credit Agreement is dated as of November 8, 2011 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated November 8, 2011
[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

BETATHERM USA, LLC	MEAS US LLC
By: Measurement Specialties, Inc., its Sole Member	By: Measurement Specialties, Inc., its Sole Member

By:	By:
Name:	Name:
Title:	Title:

MEASUREMENT SPECIALTIES FOREIGN HOLDINGS CORPORATION	IC SENSORS, INC.

By:	By:
Name:	Name:
Title:	Title:

ELEKON INDUSTRIES USA, INC.	ENTRAN DEVICES LLC
By: Measurement Specialties, Inc., its Sole Member

By:	By:
Name:	Name:
Title:	Title:

TRANSDUCER CONTROLS CORPORATION	PRESSURE SYSTEMS, INC.

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Consent and Reaffirmation to Amendment No. 2 to
Credit Agreement dated as of June 1, 2010
Measurement Specialties, Inc.